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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): SEPTEMBER 29, 1999
                                                  ------------------



                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS              0-23150                     04-2987600
-------------             ----------                   ----------
(State or other           (Commission                 (IRS Employer
jurisdiction of           File Number)               Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS        01923
----------------------------------------------------------
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247
                                                    --------------

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ITEM 5.   OTHER EVENTS.

     On September 29, 1999, the Registrant publicly disseminated a press release announcing its planned expansion of its SIMOX wafer production capacity, personnel and facilities.

     The Registrant plans to manufacture three additional Ibis 1000 implanters for internal wafer production. These implanters will be installed throughout the next twelve months, with the first implanter scheduled to come on-line in the first quarter of 2000. The Registrant also plans to expand its manufacturing and engineering facility by approximately 10,000 square feet, hire approximately 40 engineering and skilled technical personnel and complete a new class 10 cleanroom over the next several quarters.

     The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

99.1     The Registrant's Press Release dated September 29, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IBIS TECHNOLOGY CORPORATION
                                     -----------------------------------------
                                     (Registrant)



Date: October 1, 1999                /s/ Debra L. Nelson
                                     -----------------------------------------
                                     Debra L. Nelson, Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit                                                      Sequential
Number         Description                                   Page Number
------         -----------                                   -----------

99.1           The Registrant's Press Release                5
               dated September 29, 1999



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